Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 – SUBSEQUENT EVENTS

On August 30, 2024, the Board of the Company approved by certain unanimous consent, that the Company shall effect an 8-to-1 (the “RS Ratio”) share combination, effective on September 17, 2024. Upon the effectiveness of the share combination, every 8 shares of the Company’s issued and outstanding ordinary shares will automatically be combined into one issued and outstanding ordinary share. No fractional shares will be issued as a result of the share combination. Instead, any fractional shares that would have resulted from the reverse split will be rounded up to the next whole number. In addition, the Company’s preferred share, series A preferred share, and series B preferred shares shall combine the shares at the RS Ratio simultaneously.

On the same day, the Board also unanimously approved to change the authorized shares and par value that “the Company is authorised to issue a maximum of 1,028,295,182 shares of par value US$0.0001 each, divided into (a) 1,000,000,000 ordinary shares of par value US$0.0001 each; (b) 5,000,000 preferred shares of par value US$0.0001 each; (c) 21,794,872 series A preferred shares of par value US$0.0001 each; and (d) 1,500,310 series B preferred shares of par value US$0.0001 each”. The new Amended and Restated Memorandum and Articles of Association is filed as an exhibit 3.1 in this Report.